                                                                     Exhibit 3.4

                                     EIGHTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.
                  ---------------------------------------------

                            Dated as of May 27, 1999

                  ---------------------------------------------

       THIS EIGHTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment") is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1997, and the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, and the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, and the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, and the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, and the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999 (as so amended and as the same may be further amended, the "Agreement").

       WHEREAS, the General Partner desires to establish and set forth the terms of a new series of Partnership Interests designated as 8.375% Series D-2 Preferred Units (the "Series D-2 Preferred Units");

       WHEREAS, Section 4.2.A of the Agreement grants the General Partner authority to cause the Partnership to issue interests in the Partnership to a person other than the General Partner in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as may be determined by the General Partner in its sole and absolute discretion so long as the issuance does not violate
Section 4.2.E of the Agreement.

       WHEREAS, the General Partner has determined that the establishment and issuance of the Series D-2 Preferred Units will not violate Section 4.2.E of the Agreement.

       WHEREAS, the General Partner desires to amend the Agreement to set forth the terms of the Series D-2 Preferred Units.

       WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

       WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

       NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

       1. The exhibit attached to this Amendment as Attachment 1 is hereby added to the Agreement as Exhibit O thereof.

       2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

       "L. Issuance of Series D-2 Preferred Units. The Partnership is authorized to issue a series designated as "Series D-2 Preferred Units", which units shall have the terms set forth in Exhibit O attached hereto and made part hereof."

       3. In making distributions pursuant to Section 5.1.B of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit O to the Agreement, including, but not limited to, Paragraph 2.F(ii) thereof.


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


       4. Section 8.6 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

       "K. Series D-2 Preferred Unit Exception. Holders of Series D-2 Preferred Units shall not be entitled to the Redemption Right provided for in
       Section 8.6.A of this Agreement."

       5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

       6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

                          SIGNATURES ON FOLLOWING PAGE



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

       IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                 VORNADO REALTY TRUST



                                 By:  /s/ Irwin Goldberg
                                      ------------------------------------------
                                      Name: Irwin Goldberg
                                      Title: Vice President -- Chief Financial
                                      Officer

                                                                    Attachment 1

                                    EXHIBIT O
                   DESIGNATION OF THE PREFERENCES, CONVERSION
                 AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES D-2 PREFERRED UNITS


1.     Definitions.

       In addition to those terms defined in the Agreement, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit O:

       "Annual Distribution Rate" shall have the meaning set forth in Section 2.B(i) hereof.

       "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

       "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing on July 1, 1999; provided, however, that if any Distribution Payment Date falls on any day other than a Unit Business Day, the distribution payment due on such Distribution Payment Date shall be paid on the first Unit Business Day immediately following such Distribution Payment Date.

       "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period with respect to each Series D-2 Preferred Unit, which shall commence on the date on which such Series D-2 Preferred Unit was issued by the Partnership and end on and include the day preceding the first day of the next succeeding Distribution Period).

       "Dividend Payment Date" shall mean a dividend payment date with respect to the Series D-2 Preferred Shares.

       "Redemption Date" shall have the meaning set forth in Section 2.D(iii) hereof.

       "Series D-2 Effective Date" shall be the sooner of: (w) May 27, 2009, (x) the first Unit Business Day following any period in which the Partnership has failed to make full distributions in respect of the Series D-2 Preferred Units for six (6) Distribution Periods, whether or not consecutive, (y) the first Unit Business Day following the receipt by the holder of the Series D-2 Preferred Units of (A) notice from the General Partner that the General Partner or the Partnership has taken the position that the Partnership is or likely is a publicly-traded partnership within the meaning of Section 7704 of the Code or any successor provision thereof (a "PTP") or (B) an opinion rendered by independent counsel familiar with such matters addressed to the holder of Series D-2 Preferred Units that the Partnership is or likely is a PTP, and (z) the first Unit Business Day following the date on which Meadowbrook Equity Fund II, LLC ("Meadowbrook") determines, based on results or projected results, that there exists (in Meadowbrook's reasonable judgment) an imminent and substantial risk that the Series D-2 Preferred Units held by Meadowbrook represent or will represent 19.5% or more of the total profits or capital interests in the Partnership for a taxable year (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)).

       "Series D-2 Notice of Redemption" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

       "Series D-2 Preferred Shares" means the shares of beneficial interest of the General Partner Entity designated as 8.375% Series D-2 Cumulative Redeemable Preferred Shares of Beneficial Interest (liquidation preference $50.00 per share), no par value, having the rights and preferences and other terms set forth in Schedule 1 to this Exhibit O.

       "Series D-2 Preferred Unit" means a Partnership Unit issued by the Partnership having the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit O.

       "Series D-2 Redeeming Partner" shall have the meaning set forth in
Section 2.E(i)(a) hereof.

       "Series D-2 Redemption Right" shall have the meaning set forth in Section 2.E(i)(a) hereof.



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


       "Series D-2 Specified Redemption Date" shall mean the sixtieth Unit Business Day after receipt by the General Partner of a Series D-2 Notice of Redemption in respect of the Series D-2 Units.

       "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units (as defined below) or any class or series of Partnership Units ranking on a parity with the Series D-2 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D-2 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

       "Third Party Redemption Date" shall have the meaning set forth in Section 2.D(ii) hereof.

       "Unit Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.     Terms of the Series D-2 Preferred Units.

       A. Number. As of the close of business on the date of the amendment pursuant to which this Exhibit was adopted, the total number of Series D-2 Preferred Units issued and outstanding will be up to 549,336. The Partnership may issue additional Series D-2 Preferred Units from time to time in accordance with the terms of the Agreement and, in connection with any such additional issuance, Exhibit A to the Agreement shall be revised to reflect the total number of Series D-2 Preferred Units then issued and outstanding.

       B. Distributions. (i) The holders of the then outstanding Series D-2 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $4.1875 per Series D-2 Preferred Unit (the "Annual Distribution Rate"). Such distributions shall be cumulative from the date of issuance and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on each Distribution Payment Date, commencing on the first Distribution Payment Date after the date of issuance of the Series D-2 Preferred Units; provided that the amount per Series D-2 Preferred Unit to be paid in respect of the initial Distribution Period, or any other period shorter or longer than a full

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
Distribution Period, shall be determined in accordance with paragraph (ii) below. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

       (ii) The amount of distribution per Series D-2 Preferred Unit accruing in each full Distribution Period shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series D-2 Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. The holders of the then outstanding Series D-2 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series D-2 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D-2 Preferred Units that may be in arrears.

       (iii) So long as any Series D-2 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D-2 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D-2 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D-2 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

       (iv) So long as any Series D-2 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a



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

sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series D-2 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series D-2 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series D-2 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

       C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, holders of the Series D-2 Preferred Units shall be entitled to receive Fifty Dollars ($50.00) per Series D-2 Preferred Unit plus an amount equal to all distributions (whether or not earned or declared) accumulated and unpaid thereon to the date of final distribution to the holders of such units; but the holders of Series D-2 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of Series D-2 Preferred Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series D-2 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D-2 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Partnership or General Partner.

       (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series D-2 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series D-2 Preferred Units as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the Series D-2 Preferred Units shall not be entitled to share therein.

       D.     The Partnership's Right to Redeem the Series D-2 Preferred Units.
(i) Except in connection with the redemption of the Series D-2 Preferred Shares by the General Partner as permitted by Article VI of the Declaration of Trust or as set forth in Section E below, the Series D-2 Preferred Units shall not be redeemable prior to May 27, 2004. On and after May 27, 2004, the General Partner may, at its option, cause the Partnership to redeem the Series D-2 Preferred Units in whole or in part, as set forth herein, subject to the provisions described below, at a redemption price, payable in cash, in an amount equal to Fifty Dollars ($50.00) per unit for the Series D-2 Preferred Units being redeemed. Upon any such redemption, the Partnership shall also pay any accumulated and unpaid distributions owing in respect of the Series D-2 Preferred Units being redeemed.

       (ii) Such Series D-2 Preferred Units as are not held by the General Partner may be redeemed by the Partnership on or after May 27, 2004, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice. If fewer than all of the outstanding Series D-2 Preferred Units that are not held by the General Partner are to be redeemed, the Series D-2 Preferred Units to be redeemed from each holder (other than the General Partner) shall be selected pro rata (as nearly as practicable without creating fractional units). Any notice of redemption delivered pursuant to this Section D(ii) will be (x) faxed and (y) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the date upon which such redemption is to occur (the "Third Party Redemption Date"), addressed to each holder of record of the Series D-2 Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D-2 Preferred Units. In addition to any information required by law, each such notice shall state: (a) the Third Party Redemption Date, (b) the amount payable per Series D-2 Preferred Unit upon redemption, including the Redemption Price and any amount payable pursuant to Section D(iv) hereof, (c) the aggregate number of Series D-2 Preferred Units to be redeemed and, if fewer than all of the outstanding Series D-2 Preferred Units are to be redeemed, the number of Series D-2 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D-2 Preferred Units not held by the General Partner that the total number of Series D-2 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series D-2 Preferred Units to be redeemed, (d) the place or places where such Series D-2 Preferred Units are to be surrendered for payment of the amount payable upon redemption and (e) that payment of such amount will be made upon presentation and surrender of such Series D-2 Preferred Units. If the Partnership gives a notice of redemption in respect of Series D-2 Preferred Units pursuant to this Section D(ii), then, by 12:00 noon, New York City time, on the Third Party Redemption Date, the Partnership will deposit irrevocably in trust for the benefit of the holders of Series D-2 Preferred Units being redeemed funds sufficient to pay the applicable amount payable with respect to such Series D-2 Preferred Units and will give irrevocable instructions and authority to pay such amount to the holders of the Series D-2 Preferred Units upon surrender of the Series D-2 Preferred Units by such holders at the place designated in the notice of redemption.

       (iii) Such Series D-2 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Redemption Price and any amount payable pursuant to Section D(iv) hereof with respect to such Series D-2 Preferred Units; provided that the General Partner shall redeem an equivalent number of Series D-2 Preferred Shares. Such redemption of Series D-2 Preferred Units shall occur substantially concurrently with the redemption by the General Partner of such Series D-2 Preferred Shares (such date is herein referred to collectively with the Third Party Redemption Date as the "Redemption Date").

       (iv) Upon any redemption of Series D-2 Preferred Units, the Partnership shall pay any accumulated and unpaid distributions for any Distribution Period, or any other period shorter than a full Distribution Period, ending on or prior to the Redemption Date. On and after the Redemption Date, distributions will cease to accumulate on the Series D-2 Preferred Units called for redemption, unless the Partnership defaults in payment therefor. If any date fixed for redemption of Series D-2 Preferred Units is not a Unit Business Day, then payment of the redemption price payable on such date will be made on the next succeeding day that is a Unit Business Day (and without any interest or other payment in respect of any such delay) except that, if such Unit Business Day falls in the next calendar year, such payment will be made on the immediately preceding Unit Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D-2 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D-2 Preferred Units called for redemption under this Section 2.D.

       (v) If full cumulative distributions on the Series D-2 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except in connection with a purchase, redemption or other acquisition of Series D-2 Preferred Shares or shares of beneficial interest ranking on a parity with such Series D-2 Preferred Shares as permitted under Article VI of the

Declaration of Trust, and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series D-2 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series D-2 Preferred Units or any Parity Units other than in exchange for Junior Units.

       As promptly as practicable after the surrender of any Series D-2 Preferred Units so redeemed, such Series D-2 Preferred Units shall be exchanged for the amount of cash (without interest thereon) payable therefore pursuant to
Section 2.D(i). If fewer than all the Series D-2 Preferred Units represented by any physical certificate are redeemed, the Partnership shall issue new certificates representing the unredeemed Series D-2 Preferred Units without cost to the holder thereof.

       (vi) Unless the General Partner elects to assume directly and satisfy the Series D-2 Redemption Right by paying to the Redeeming Partner in the form of Series D-2 Preferred Shares as provided for in Section 2.E(ii)(a) below, the redemption price of the Series D-2 Preferred Units (other than any portion consisting of accumulated and unpaid distributions) required in Section 2.D(i) above and Section 2.E(i)(a) below shall be payable solely with the proceeds from the sale by the General Partner Entity or the Partnership of other capital shares of the General Partner Entity or the Partnership (whether or not such sale occurs concurrently with such redemption). For purposes of the preceding sentence, "capital shares" means any common shares, preferred shares, depositary shares, partnership or other interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing of or in the General Partner Entity or the Partnership.

       E.     Series D-2 Preferred Unit Holder Redemption Right.

       (i) General. (a) Subject to paragraphs (ii) and (iii) below, on or after the Series D-2 Effective Date, the holder of the Series D-2 Preferred Units shall have the right (the "Series D-2 Redemption Right") to require the Partnership to redeem the Series D-2 Preferred Units on any Series D-2 Specified Redemption Date in cash at a redemption price equal to Fifty Dollars ($50.00) per unit for the Series D-2 Preferred Units being redeemed. Upon such redemption the Partnership shall also pay any accumulated and unpaid distributions (whether or not declared) for the Series D-2 Preferred Units being redeemed. Any such Series D-2 Redemption Right shall be exercised pursuant to notice of redemption comparable to the Notice of Redemption required under Section 8.6 of the Agreement (a "Series D-2 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Series D-2 Redemption Right (the "Series D-2 Redeeming Partner"). Except in the event of the occurrence of the circumstance described in clause

(z) of the definition of "Series D-2 Effective Date", a holder of the Series D-2 Preferred Units may only exercise the Series D-2 Redemption Right in respect of all Series D-2 Preferred Units held by such holder on the date of the applicable Series D-2 Redemption Notice. In addition, any redemption pursuant to the Series D-2 Redemption Right shall be subject to all of the provisions of the Agreement governing redemptions under Section 8.6 of the Agreement as if it were a redemption under that section, except as otherwise provided herein.

       (b) The Series D-2 Redeeming Partner shall have no right with respect to any Series D-2 Preferred Units so redeemed to receive any distributions paid after the Series D-2 Specified Redemption Date, unless the record date for the distribution preceded the Series D-2 Specified Redemption Date. If the record date for such distribution was a date prior to the Series D-2 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series D-2 Specified Redemption Date, such Series D-2 Redeeming Partner shall be required, as a condition of the redemption of such Series D-2 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series D-2 Preferred Units are redeemed for cash) or to the General Partner (if such Series D-2 Preferred Units are redeemed for Series D-2 Preferred Shares).

       (c) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of the such rights by such Assignee on behalf of such Limited Partner, the redemption price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

       (ii) General Partner Assumption of Right. (a) If the holder of the Series D-2 Preferred Units has delivered a Series D-2 Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy the Series D-2 Redemption Right by paying to the Redeeming Partner either (x) the redemption price required in
Section 2.E(i)(a) above plus any accumulated and unpaid distributions (whether or not declared) for the Series D-2 Preferred Units being redeemed or (y) in the form of Series D-2 Preferred Shares, as set forth in paragraph (b) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series D-2 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Series D-2 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series D-2 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Series D-2 Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the Redeeming Partner's Partnership Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series D-2 Preferred Units to exercise the Series D-2 Redemption Right afforded pursuant to paragraph (i) above.

       (b) In the event that the Partnership redeems Series D-2 Preferred Units for cash in accordance with Section 2.E(i)(a), the units so redeemed shall be terminated. In the event that the General Partner determines to pay the Redeeming Partner in the form of Series D-2 Preferred Shares, the General Partner shall issue to the Series D-2 Redeeming Partner one Series D-2 Preferred Share for each Series D-2 Preferred Unit being redeemed (subject to modification as set forth in paragraph (c) below), whereupon the General Partner shall acquire the Series D-2 Preferred Units offered for redemption by the Series D-2 Redeeming Partner and shall be treated for all purposes of the Agreement as the owner of such Series D-2 Preferred Units. Any accumulated and unpaid distributions on such Series D-2 Preferred Units to the date of such redemption shall also be deemed to have accumulated on the Series D-2 Preferred Shares paid to the Series D-2 Redeeming Partner in consideration of such Series D-2 Preferred Units at the time of the issuance of such Series D-2 Preferred Shares.

       (c) In the event that there shall be outstanding at any time both Series D-2 Preferred Shares and Series D-2 Preferred Units and the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Series D-2 Preferred Shares), in each case as a result of which the Series D-2 Preferred Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the redemption price payable by the General Partner in respect of one Series D-2 Preferred Unit shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Series D-2 Preferred Share; and the General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In case there shall be outstanding Series D-2 Preferred Units and no Series D-2 Preferred Shares and the General Partner shall be a party to any merger or consolidation in which the General Partner is not the surviving entity, then the Series D-2 Preferred Shares deliverable by the General Partner thereafter in redemption of Series D-2 Preferred Units pursuant to clause (ii) above shall be shares of the surviving entity or any entity controlling the surviving entity having the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those set forth on Schedule 1 to this Exhibit O.

       (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Series D-2 Preferred Shares upon exercise of the Series D-2 Redemption Right.

       (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series D-2 Redemption Right if (but only as long as) the delivery of Series D-2 Preferred Shares to such Partner on the Series D-2 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares or any previously issued Series D-2 Preferred Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series D-2 Redemption Right).

       (iv) No Liens on Partnership Units Delivered for Redemption. Each holder of any Series D-2 Preferred Units covenants and agrees with the General Partner that all Series D-2 Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series D-2 Preferred Units which are or may be subject to any liens. Each holder of any Series D-2 Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Series D-2 Preferred Units to the Partnership or the General Partner, such holder shall assume and pay such transfer tax.

       F. Conversion. The Series D-2 Preferred Units are not convertible into or redeemable or exchangeable for any other property or securities of the General Partner Entity or the Partnership at the option of any holder of Series D-2 Preferred Units, except as provided in Sections D and E hereof.

       G. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

       (a) prior to the Series D-2 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D-2 Preferred Units;

       (b) on a parity with the Series D-2 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series D-2 Preferred Units, if the holders of such Partnership Units of such class or series and the Series D-2 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); and

       (c) junior to the Series D-2 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Class A Units or if the holders of Series D-2 Preferred Units shall be entitled to receipt of distribution or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series ("Junior Units").

       (ii) The Series A Preferred Units shall be Parity Units with respect to the Series D-2 Preferred Units and the holders of the Series D-2 Preferred Units and Series A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

       (a) For so long as the Class C Units are outstanding, the Series D-2 Preferred Units shall not rank senior to the Class C Units as to preferential distributions or redemption or voting rights and shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of Class C Units pursuant to Subsection 5.1.B(iv) of the Agreement and
(ii) other distributions on a basis pari passu with distributions made to the holders of Class C Units pursuant to Subsection 5.1.B(v) of the Agreement.

       (b) For so long as the Class D Units are outstanding, the Series D-2 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding (and the Class C Units are no longer outstanding), the Series D-2 Preferred Units shall receive: (i) accumulated and unpaid distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions on a basis pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

       (c) When the Class C Units and Class D Units are no longer outstanding, the Series D-2 Preferred Units shall be Preference Units and shall receive distributions on a basis pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i) of the Agreement, except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

       (d) Distributions made pursuant to Subsections H(ii)(a) and H(ii)(b) of this Exhibit O shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series D-2 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series D-2 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distribution may not be paid due to a lack of funds in the Nongovernmental Account.

       (iii) For purposes of allocations of items made pursuant to Article VI of the Agreement:

       (a) As long as Class C Units are outstanding, the Series D-2 Preferred Units shall be allocated items pari passu with the allocation of items to holders of Class C Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (v), (vi) and (vii) and Section 6.1.B (v), (vi) and
(vii) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class C Units in Article VI of the Agreement shall be deemed to also refer to Series D-2 Preferred Units except that references to distributions made to the Class C Units shall be deemed to refer to distributions made to the Series D-2 Preferred Units in a pro rata manner with such distributions made to the Class C Units.

       (b) As long as the Class D Units are outstanding (and the Class C Units are no longer outstanding), the Series D-2 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and (ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership

Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series D-2 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series D-2 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

       (c) When the Class C Units and Class D Units are no longer outstanding, the Series D-2 Preferred Units shall be Preference Units and shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the Agreement shall be deemed to also refer to Series D-2 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series D-2 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

       H. Voting. Except as required by law, the holders of the Series D-2 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners.

       I. General. (i) At such time, if any, as the General Partner becomes a holder of Series D-2 Preferred Units, the rights of the General Partner, in its capacity as the holder of the Series D-2 Preferred Units, will be in addition to and not in limitation on any other rights or authority of the General Partner, in any other capacity, under the Agreement. In addition, nothing contained in this Exhibit O shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Agreement, other than in its capacity as the holder of Series D-2 Preferred Units.

       (ii) Anything herein contained to the contrary notwithstanding, the General Partner shall take all steps that it determines are necessary or appropriate (including modifying the foregoing terms of the Series D-2 Preferred Units) to ensure that the Series D-2 Preferred Units (including, without limitation the redemption and conversion terms thereof) permit the General Partner to satisfy its obligations (including, without limitation, its obligations to make dividend payments on the Series D-2 Preferred Shares) with respect to the Series D-2 Preferred Shares, if and when any such Units are issued, it being the intention that, except to the extent provided in Schedule 1 to this Exhibit O, the terms of the Series D-2 Preferred Shares will be substantially similar to the terms of the Series D-2 Preferred Units.

                                                                    Attachment 2


          EXHIBIT A TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED
                       PARTNERSHIP OF VORNADO REALTY L.P.
                                    5/27/99

                              VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS


                                                                    CLASS OF UNITS
                                        --------------------------------------------------------------------
                                         SERIES A   VALUE      PERCENTAGE   SERIES B    VALUE    PERCENTAGE
                                        PREFERRED    OF            OF      PREFERRED      OF          OF
                                          UNITS   SERIES A      SERIES A     UNITS     SERIES B   SERIES B
                                        ---------------------------------  ---------------------------------
Vornado Realty Trust                    5,789,239 $297,508,992 100.0000%   3,400,000 $85,000,000  100.0000%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Meadowbrook Equity Fund II, LLC

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic -- Crystal City
  OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

Newkirk Partners (See attached schedule)

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alice C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                CLASS OF UNITS                       CLASS OF UNITS
                                     -------------------------------------------------------------------------
                                       SERIES C      VALUE       PERCENTAGE SERIES B-1    VALUE    PERCENTAGE
                                      PREFERRED       OF            OF      PREFERRED      OF          OF
                                        UNITS       SERIES C      SERIES C    UNITS    SERIES B-1  SERIES B-1
                                     -------------------------------------------------------------------------
Vornado Realty Trust                 4,600,000     $115,000,000  100.0000%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.       200,000   $10,000,000  22.23%
Merchandise Mart Owners, L.L.C.        699,566   $34,978,300  77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Meadowbrook Equity Fund II, LLC

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic -- Crystal City
  OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

Newkirk Partners (See attached schedule)

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alice C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                    CLASS OF UNITS
                                       --------------------------------------------------------------------
                                       SERIES B-2    VALUE    PERCENTAGE  SERIES C-1     VALUE    PERCENTAGE
                                       PREFERRED      OF          OF      PREFERRED       OF          OF
                                         UNITS    SERIES B-2  SERIES B-2    UNITS     SERIES C-1  SERIES C-1
                                       ---------------------------------  ---------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.       100,000    $5,000,000   22.23%
Merchandise Mart Owners, L.L.C.        349,783   $17,489,150   77.77%
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Meadowbrook Equity Fund II, LLC

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic - Crystal
 City OP Holding Inc.

Jacob H. Froelich, Jr.                                                    150,067  $ 5,352,890   20.0648%
S.D. Phillips                                                               9,976  $   355,844    1.3338%
George W. Lyles                                                            70,044  $ 2,498,469    9.3653%
Canoe House Partners, LLC                                                 200,090  $ 7,137,210   26.7531%
Roaring Gap Limited Partnership                                           290,158  $10,349,936   38.7957%
Phillips Property Company, LLC                                             27,577      983,672    3.6872%

Newkirk Partners (See attached schedule)

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                      CLASS OF UNITS
                                            --------------------------------------------------------------------------
                                            SERIES D-1    VALUE    PERCENTAGE    SERIES D-2     VALUE      PERCENTAGE
                                            PREFERRED      OF          OF         PREFERRED       OF           OF
                                              UNITS     SERIES D-1  SERIES D-1      UNITS     SERIES D-2    SERIES D-2
                                            --------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.      3,500,000   87,500,000   100.00%

Meadowbrook Equity Fund II, LLC                                                  549,336       $27,466,800    100.0000%

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic-Crystal
  City OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

Newkirk Partners (See attached schedule)

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                                            CLASS OF UNITS
                                                                               ---------------------------------------
                                                                                 SERIES E-1     VALUE      PERCENTAGE
                                                                                  PREFERRED       OF           OF
                                                                                    UNITS     SERIES E-1    SERIES E-1
                                                                               ---------------------------------------
Vornado Realty Trust
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.
Merchandise Mart Owners, L.L.C.
Merchandise Mart Enterprises, L.L.C.
World Trade Center Chicago, L.L.C.

Greene Street 1998 Exchange Fund, L.P.

Meadowbrook Equity Fund II, LLC

Commonwealth Atlantic Properties Inc.                                            3,899,333    194,966,650  78.02%
Commonwealth Atlantic-Crystal                                                    1,098,667     54,933,350  21.98%
  City OP Holding Inc.

Jacob H. Froelich, Jr.
S.D. Phillips
George W. Lyles
Canoe House Partners, LLC
Roaring Gap Limited Partnership
Phillips Property Company, LLC

Newkirk Partners (See attached schedule)

The Mendik Partnership, L.P.
Mendik Realty Company, Inc.
FW / Mendik REIT, L.L.C.          (2)
Mendik RELP Corp.
2750 Associates
Abrams, Trust U/W/O Ralph
Adler, Robert
Alpert, Vicki
Ambassador Construction Company, Inc.
Aschendorf-Shasha, Ellen
Ash, Herbert
Aubert, Trust FBO Lysa
  UWO Barbara Schwartz
Aubert, Trust FBO Lysa
  UWO Ellis Schwartz
Barr, Thomas
Barkin, Leonard
Batkin, Nancy
Batkin, Nancy 1998 Trust u/a/d 5/11/98
Berenson, David
Berenson, Joan
Berenson, Richard
Berenson, Robert
Berger, Alica C.
Bianculli, Louis
Bierman, Jacquin
Blumenthal, Joel Marie
Braverman, Madlyn
Bonk, Chris
Carb, Sally
Carney, Thomas
Chambers, Robert
CHO Enterprises
Dembner, Shirley
Dembner, Shirley UGMA
  for Lindsey Dembner
Doner, Max
Downey, Michael
Dryfoos, Jacqueline
Dubrowski, Raymond
Evans, Ben
Field, Walter L.
Jesse Fierstein & Co.
Fischer, Alan A.
Freedman, Robert
Gershon, Estate of Murray
Getz, Howard
Getz, Sandra
Getz, Sandra & Howard

                                                                               CLASS OF UNITS
                                       -----------------------------------------------------------------------------------
                                             COMMON UNITS                           TOTAL          VALUE        PERCENTAGE
                                       -------------------------------------------  COMMON         COMMON         COMMON
                                          A           C          D            E     UNITS          UNITS          UNITS
                                       -----------------------------------------------------------------------------------
Vornado Realty Trust
Vornado Realty Trust                   44,382,280                                   44,382,280 $1,542,284,230   47.5262%
Vornado Finance Corp                       82,694                                   35,282,694 $1,226,073,617   37.7821%
Vornado Investment Corporation          3,666,666                                    3,666,666   $127,416,644    3.9264%
40 East 14 Realty Associates                                                                 0             $0    0.0000%
  General Partnership                   1,639,278                                    1,639,278    $56,964,911    1.7554%
825 Seventh Avenue Holding Corporation    235,516                                      235,516     $8,184,181    0.2522%
Menands Holdings Corporation              536,524                                      536,524    $18,644,209    0.5745%
Two Guys From Harrison, N.Y., Inc.        180,890                                      180,890    $ 6,285,928    0.1937%

Washington Design Center,L.L.C.                                                              0             $0    0.0000%
Merchandise Mart Owners, L.L.C.                                                              0             $0    0.0000%
Merchandise Mart Enterprises, L.L.C.      395,967                                      395,967    $13,759,853    0.4240%
World Trade Center Chicago, L.L.C.         23,948                                       23,948       $832,193    0.0256%

Greene Street 1998 Exchange Fund, L.P.                                                       0             $0    0.0000%

Meadowbrook Equity Fund II, LLC

Commonwealth Atlantic Properties Inc.
Commonwealth Atlantic-Crystal City
  OP Holding Inc.

Jacob H Froelich, Jr.                     202,411                                      202,411     $7,033,782    0.2167%
S.D. Phillips                                   0                                            0             $0    0.0000%
George W Lyles                                  0                                            0             $0    0.0000%
Canoe House Partners, LLC                       0                                            0             $0    0.0000%
Roaring Gap Limited Partnership                 0                                            0             $0    0.0000%
Phillips Property Company, LLC                  0                                            0             $0    0.0000%

Newkirk Partners (See attached
 schedule)                              1,422,425                                    1,422,425    $47,383,515    1.5232%


The Mendik Partnership, L.P.                       2,512,023                         2,512,023    $87,292,799    2.6900%
Mendik Realty Company, Inc.                   161                                          161         $5,595    0.0002%
FW / Mendik REIT, L.L.C.                     (2)     486,540                           486,540    $16,907,265    0.5210%
Mendik RELP Corp.                                        846                               846        $29,399    0.0009%
2750 Associates                                                     2,704                2,704        $93,964    0.0029%
Abrams, Trust U/W/O Ralph                                           7,244                7,244       $251,729    0.0078%
Adler, Robert                                                       2,496                2,496        $86,736    0.0027%
Alpert, Vicki                                                       5,228                5,228       $181,673    0.0056%
Ambassador Construction Company, Inc.                              37,178               37,178     $1,291,936    0.0398%
Aschendorf-Shasha, Ellen                                            1,710                1,710        $59,423    0.0018%
Ash, Herbert                                                          154                  154         $5,352    0.0002%
Aubert, Trust FBO Lysa                                                                       0             $0    0.0000%
  UWO Barbara Schwartz                                              4,278                4,278       $148,661    0.0046%
Aubert, Trust FBO Lysa                                                                       0             $0    0.0000%
  UWO Ellis Schwartz                                                  256                  256         $8,896    0.0003%
Barr, Thomas                                                        1,844                1,844        $64,079    0.0020%
Barkin, Leonard                                                       962                  962        $33,430    0.0010%
Batkin, Nancy                                                           0                    0             $0    0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98        108                   6,338                6,446       $223,999    0.0069%
Berenson, David                                                     1,034                1,034        $35,932    0.0011%
Berenson, Joan                                                      1,382                1,382        $48,025    0.0015%
Berenson, Richard                                                     842                  842        $29,260    0.0009%
Berenson, Robert                                                    1,762                1,762        $61,230    0.0019%
Berger, Alica C.                                                      374                  374        $12,997    0.0004%
Bianculli, Louis                                                    5,604                5,604       $194,739    0.0060%
Bierman, Jacquin                                                    5,376                5,376       $186,816    0.0058%
Blumenthal, Joel Marie                                                154                  154         $5,352    0.0002%
Braverman, Madlyn                                                  35,032               35,032     $1,217,362    0.0375%
Bonk, Chris                                           75,344                            75,344     $2,618,204    0.0807%
Carb, Sally                                                         1,793                1,793        $62,307    0.0019%
Carney, Thomas                                                      1,419                1,419        $49,310    0.0015%
Chambers, Robert                              145                   7,961                8,106       $281,684    0.0087%
CHO Enterprises                                                     5,364                5,364       $186,399    0.0057%
Dembner, Shirley                              145                      78                  223         $7,749    0.0002%
Dembner, Shirley UGMA                                                                        0             $0    0.0000%
  for Lindsey Dembner                                               3,462                3,462       $120,305    0.0037%
Doner, Max                                                          3,364                3,364       $116,899    0.0036%
Downey, Michael                                       83,226                            83,226     $2,892,104    0.0891%
Dryfoos, Jacqueline                                                   962                  962        $33,430    0.0010%
Dubrowski, Raymond                                                  2,304                2,304        $80,064    0.0025%
Evans, Ben                                                            104                  104         $3,614    0.0001%
Field, Walter L.                                                    1,680                1,680        $58,380    0.0018%
Jesse Fierstein & Co.                                               4,045                4,045       $140,564    0.0043%
Fischer, Alan A.                                                    3,364                3,364       $116,899    0.0036%
Freedman, Robert                                                    5,770                5,770       $200,509    0.0062%
Gershon, Estate of Murray                                          10,494               10,494       $364,667    0.0112%
Getz, Howard                                                          333                  333        $11,572    0.0004%
Getz, Sandra                                                        7,328                7,328       $254,648    0.0078%
Getz, Sandra & Howard                                                 748                  748        $25,993    0.0008%

                                          TOTAL             TOTAL       PERCENTAGE
                                          UNITS             VALUE        INTEREST
                                        ----------     --------------    --------
Vornado Realty Trust                    99,713,087(1)  $3,368,362,710    82.2492%
Vornado Realty Trust
Vornado Finance Corp
Vornado Investment Corporation
40 East 14 Realty Associates
  General Partnership
825 Seventh Avenue Holding Corporation
Menands Holdings Corporation
Two Guys From Harrison, N.Y., Inc.

Washington Design Center, L.L.C.           300,000        $15,000,000     0.3663%
Merchandise Mart Owners, L.L.C.          1,049,349        $52,467,450     1.2812%
Merchandise Mart Enterprises, L.L.C.       395,967        $13,759,853     0.3360%
World Trade Center Chicago, L.L.C.          23,948           $832,193     0.0203%

Greene Street 1998 Exchange Fund, L.P.   3,500,000        $87,500,000     2.1366%
Meadowbrook Equity Fund II, LLC            549,336        $27,466,800     0.6707%
Commonwealth Atlantic Properties, Inc.   3,899,333       $194,966,650     4.7607%
Commonwealth Atlantic - Crystal City     1,098,667        $54,933,350     1.3414%
  OP Holding Inc.

Jacob H. Froelich, Jr.                     352,478        $14,537,132     0.3550%
S.D. Phillips                                9,976           $498,800     0.0122%
George W. Lyles                             70,044         $3,502,200     0.0855%
Canoe House Partners, LLC                  200,090        $10,004,500     0.2443%
Roaring Gap Limited Partnership            290,158        $14,507,900     0.3543%
Phillips Property Company, LLC              27,577         $1,378,850     0.0337%
Newkirk Partners (See attached schedule) 1,422,425        $47,383,515     1.1570%
The Mendik Partnership, L.P.             2,512,023        $87,292,799     2.1315%
Mendik Realty Company, Inc.                    161             $5,595     0.0001%
FW / Mendik REIT, L.L.C.          (2)      486,540        $16,907,265     0.4128%
Mendik RELP Corp.                              846            $29,399     0.0007%
2750 Associates                              2,704            $93,964     0.0023%
Abrams, Trust U/W/O Ralph                    7,244           $251,729     0.0061%
Adler, Robert                                2,496            $86,736     0.0021%
Alpert, Vicki                                5,228           $181,673     0.0044%
Ambassador Construction Company, Inc.       37,178         $1,291,936     0.0315%
Aschendorf-Shasha, Ellen                     1,710            $59,423     0.0015%
Ash, Herbert                                   154             $5,352     0.0001%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Barbara Schwartz                       4,278           $148,661     0.0036%
Aubert, Trust FBO Lysa                           0                 $0     0.0000%
  UWO Ellis Schwartz                           256             $8,896     0.0002%
Barr, Thomas                                 1,844            $64,079     0.0016%
Barkin, Leonard                                962            $33,430     0.0008%
Batkin, Nancy                                    0                 $0     0.0000%
Batkin, Nancy 1998 Trust u/a/d 5/11/98       6,446           $223,999     0.0055%
Berenson, David                              1,034            $35,932     0.0009%
Berenson, Joan                               1,382            $48,025     0.0012%
Berenson, Richard                              842            $29,260     0.0007%
Berenson, Robert                             1,762            $61,230     0.0015%
Berger, Alice C.                               374            $12,997     0.0003%
Bianculli, Louis                             5,604           $194,739     0.0048%
Bierman, Jacquin                             5,376           $186,816     0.0046%
Blumenthal, Joel Marie                         154             $5,352     0.0001%
Braverman, Madlyn                           35,032         $1,217,362     0.0297%
Bonk, Chris                                 75,344         $2,618,204     0.0639%
Carb, Sally                                  1,793            $62,307     0.0015%
Carney, Thomas                               1,419            $49,310     0.0012%
Chambers, Robert                             8,106           $281,684     0.0069%
CHO Enterprises                              5,364           $186,399     0.0046%
Dembner, Shirley                               223             $7,749     0.0002%
Dembner, Shirley UGMA                            0                 $0     0.0000%
  for Lindsey Dembner                        3,462           $120,305     0.0029%
Doner, Max                                   3,364           $116,899     0.0029%
Downey, Michael                             83,226         $2,892,104     0.0706%
Dryfoos, Jacqueline                            962            $33,430     0.0008%
Dubrowski, Raymond                           2,304            $80,064     0.0020%
Evans, Ben                                     104             $3,614     0.0001%
Field, Walter L.                             1,680            $58,380     0.0014%
Jesse Fierstein & Co.                        4,045           $140,564     0.0034%
Fischer, Alan A.                             3,364           $116,899     0.0029%
Freedman, Robert                             5,770           $200,508     0.0049%
Gershon, Estate of Murray                   10,494           $364,667     0.0089%
Getz, Howard                                   333            $11,572     0.0003%
Getz, Sandra                                 7,328           $254,648     0.0062%
Getz, Sandra & Howard                          748            $25,993     0.0006%

                                                                              Class of Units
                                       ---------------------------------------------------------------------------------------------
                                                              Common Units
                                       ------------------------------------------------------------
                                          A         C       D    E   Total      Value    Percentage   Total      Total    Percentage
                                                                    Common     Common      Common     Units      Value     Interest
                                                                     Units      Units       Units
                                       --------------------------------------------------------------------------------------------
Gold, Frederica                                               414       414      $14,387   0.0004%       414      $14,387   0.0004%
Ginsberg, Benedict                                            932       932      $32,387   0.0010%       932      $32,387   0.0008%
Goldberg, Clarence                                            916       916      $31,831   0.0010%       916      $31,831   0.0008%
Goldring, Stanley                                          10,833    10,833     $376,447   0.0116%    10,833     $376,447   0.0092%
Goldschmidt, Beatrice                                      22,045    22,045     $766,064   0.0236%    22,045     $766,064   0.0187%
Goldschmidt, Charles                                       10,752    10,752     $373,632   0.0115%    10,752     $373,632   0.0091%
Goldschmidt, Edward                                        12,842    12,842     $446,260   0.0138%    12,842     $446,260   0.0109%
Goldschmidt, C. Trust U/A/D 7/11/90                         8,389     8,389     $291,518   0.0090%     8,389     $291,518   0.0071%
Goldschmidt, Lawrence                                      92,454    92,454   $3,212,777   0.0990%    92,454   $3,212,777   0.0785%
Gorfinkle, Alaine                                             664       664      $23,074   0.0007%       664      $23,074   0.0006%
Gorfinkle, Lawrence                                         3,830     3,830     $133,093   0.0041%     3,830     $133,093   0.0032%
Gould Investors, L.P.                  458,964                      458,964  $15,948,999   0.4915%   458,964  $15,948,999   0.3894%
Green, Bernard                                             14,152    14,152     $491,782   0.0152%    14,152     $491,782   0.0120%
Green, Barbara                                              8,546     8,546     $296,974   0.0092%     8,546     $296,974   0.0073%
Greenbaum, David R.                        701                          701      $24,360   0.0008%       701      $24,360   0.0006%
Greif, Goldie                                               6,724     6,724     $233,659   0.0072%     6,724     $233,659   0.0057%
Gutenberg, Bernice                                            688       688      $23,908   0.0007%       688      $23,908   0.0006%
H L Silbert trustee U/W                                    19,976    19,976     $694,166   0.0214%    19,976     $694,166   0.0170%
 of H A Goldman
Hagler, Philip                                             14,631    14,631     $508,427   0.0157%    14,631     $508,427   0.0124%
Harteveldt, Robert L.                                       5,128     5,128     $178,198   0.0055%     5,128     $178,198   0.0044%
Hirsch, Phillip J.                                            338       338      $11,746   0.0004%       338      $11,746   0.0003%
Hirsch, Judith                                                338       338      $11,746   0.0004%       338      $11,746   0.0003%
Hrusha, Alan                                                1,844     1,844      $64,079   0.0020%     1,844      $64,079   0.0016%
Hutner, Anne Trust F/B/O                                    4,610     4,610     $160,198   0.0049%     4,610     $160,198   0.0039%
Hutner, Estate of Irwin                                    11,334    11,334     $393,857   0.0121%    11,334     $393,857   0.0096%
INS Realty Associates                                     269,516   269,516   $9,365,681   0.2886%   269,516   $9,365,681   0.2287%
Fierstein Co.                                              28,415    28,415     $987,421   0.0304%    28,415     $987,421   0.0241%
Jaffe, Elizabeth                                               76        76       $2,641   0.0001%        76       $2,641   0.0001%
Jones, Hazel                                                2,496     2,496      $86,736   0.0027%     2,496      $86,736   0.0021%
Kaufman, Robert M.                                            338       338      $11,746   0.0004%       338      $11,746   0.0003%
Klein, Robin                                                3,364     3,364     $116,899   0.0036%     3,364     $116,899   0.0029%
Knatten Inc.                                              141,998   141,998   $4,934,431   0.1521%   141,998   $4,934,431   0.1205%
Knight, Laureine                                  10,242             10,242     $355,910   0.0110%    10,242     $355,910   0.0087%
Komaroff, Stanley                                             576       576      $20,016   0.0006%       576      $20,016   0.0005%
Kosloff, Andrea                                                78        78       $2,711   0.0001%        78       $2,711   0.0001%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Adam Kosloff                                           2,116     2,116      $73,531   0.0023%     2,116      $73,531   0.0018%
Kosloff, Andrea UGMA                                                      0           $0   0.0000%         0           $0   0.0000%
 for Justin Kosloff                                         2,116     2,116      $73,531   0.0023%     2,116      $73,531   0.0018%
Koven, Irving                                                   0         0           $0   0.0000%         0           $0   0.0000%
Koven, Esther                                              11,208    11,208     $389,478   0.0120%    11,208     $389,478   0.0095%
Kowal, Myron as Custodian                                                 0           $0   0.0000%         0           $0   0.0000%
 for Andrew Kowal                                                                     $0   0.0000%         0           $0   0.0000%
Kramer, Saul                                                  652       652      $22,657   0.0007%       652      $22,657   0.0006%
Kuhn, James D.                           1,606   151,046            152,652   $5,304,657   0.1635%   152,652   $5,304,657   0.1295%
Kuhn, Leo                                                     902       902      $31,345   0.0010%       902      $31,345   0.0008%
Kurshan, Herbert                                            2,496     2,496      $86,736   0.0027%     2,496      $86,736   0.0021%
Lauder, Leonard                                             4,660     4,660     $161,935   0.0050%     4,660     $161,935   0.0040%
Lauder, Ronald                                              4,660     4,660     $161,935   0.0050%     4,660     $161,935   0.0040%
Leff, Joseph                                                3,364     3,364     $116,899   0.0036%     3,364     $116,899   0.0029%
Leff, Valerie                                               3,364     3,364     $116,899   0.0036%     3,364     $116,899   0.0029%
Lefkowitz, Howard                                             414       414      $14,387   0.0004%       414      $14,387   0.0004%
LeRoy Partners                                                  0         0           $0   0.0000%         0           $0   0.0000%
Liroff, Harriett                                           12,166    12,166     $422,769   0.0130%    12,166     $422,769   0.0103%
Liroff, Richard                                             1,532     1,532      $53,237   0.0016%     1,532      $53,237   0.0013%
Loewengart, Irene                                           1,664     1,664      $57,824   0.0018%     1,664      $57,824   0.0014%
Lovitz, David                                               2,244     2,244      $77,979   0.0024%     2,244      $77,979   0.0019%
M. Westport Associates                             3,412              3,412     $118,567   0.0037%     3,412     $118,567   0.0029%
Maayan Partners                                             9,616     9,616     $334,156   0.0103%     9,616     $334,156   0.0082%
Marvin, Morton                                                914       914      $31,762   0.0010%       914      $31,762   0.0008%
Marvin, Suzanne                                                76        76       $2,641   0.0001%        76       $2,641   0.0001%
Maynard, Jean                                               2,304     2,304      $80,064   0.0025%     2,304      $80,064   0.0020%
Mazer, David                                                6,724     6,724     $233,659   0.0072%     6,724     $233,659   0.0057%
Mazer, Richard                                              6,724     6,724     $233,659   0.0072%     6,724     $233,659   0.0057%
Mendik, Bernard                         13,162                       13,162     $457,380   0.0141%    13,162     $457,380   0.0112%
Mendik, Susan                                        976      930     1,906      $66,234   0.0020%     1,906      $66,234   0.0016%
Mendik, Susan Trust                         36              4,474     4,510     $156,723   0.0048%     4,510     $156,723   0.0038%
 u/w/o Jean A. Batkin
L.C. Migdal & Ellin Kalmus,                                               0           $0   0.0000%         0           $0   0.0000%
Trustees of Trust "B"
 u/w/o of Murray Silberstein                               10,256    10,256     $356,396   0.0110%    10,256     $356,396   0.0087%
Mil Equities                                                6,667     6,667     $231,678   0.0071%     6,667     $231,678   0.0057%
Myers Group III, Inc.                   17,641                       17,641     $613,025   0.0189%    17,641     $613,025   0.0150%
Myers Group IV, Inc.                   126,979                      126,979   $4,412,520   0.1360%   126,979   $4,412,520   0.1077%
Nevas, Alan                                        1,636              1,636      $56,851   0.0018%     1,636      $56,851   0.0014%
Nevas, Leo                                         3,271              3,271     $113,667   0.0035%     3,271     $113,667   0.0028%
Nicardo Corporation                                             0         0           $0   0.0000%         0           $0   0.0000%
Novick, Lawrence                                              154       154       $5,352   0.0002%       154       $5,352   0.0001%
Oestreich, David A.                                        38,808    38,808   $1,348,578   0.0416%    38,808   $1,348,578   0.0329%
Oestreich, Joan E.                                         38,802    38,802   $1,348,370   0.0416%    38,802   $1,348,370   0.0329%

------------------------------------------------------------------------------------------------------------------------------------
                                   Series A    Value   Percentage  Series B    Value    Percentage  Series C    Value    Percentage
                                   Preferred    of        of       Preferred     of         of      Preferred    of          of
                                    Units    Series A  Series A     Units     Series B   Series B     Units    Series C   Series C
------------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living
  Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                   ----------------------------------  -----------------------------  ------------------------------
     TOTAL                         5,789,239  $297,508,992  100.0000%  3,400,000 $85,000,000 100.00%  4,600,000 $115,000,000 100.00%
                                   ----------------------------------  -----------------------------  ------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                Series B-1   Value   Percentage  Series B-2  Value    Percentage  Series C-1  Value    Percentage
                                 Preferred    of        of       Preferred     of         of      Preferred    of         of
                                  Units   Series B-1 Series B-1    Units  Series B-2  Series B-2    Units   Series C-1  Series C-1
----------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust, 12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable Living
  Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                                    ---------------------------------  -----------------------------  -----------------------------
     TOTAL                          899,566   $44,978,300   100.0000%  449,783  $22,489,150  100.00%  747,912  $37,395,600  100.00%
                                    ---------------------------------  -----------------------------  -----------------------------

                                                                Class of Units
------------------------------------------------------------------------------------------------------------------------------------
                            Series D-1   Value     Percentage  Series D-2   Value     Percentage  Series E-1     Value    Percentage
                            Preferred     of          of       Preferred     of           of       Preferred      of          of
                              Units    Series D-1  Series D-1    Units    Series D-2  Series D-2     Units    Series E-1  Series E-1
------------------------------------------------------------------------------------------------------------------------------------

Oestreich, Sophy
Oppenheimer, Martin J.
Oppenheimer, Suzanne
Oshatz, Michael P.
Phillips, Family Trust
  UWO Edith
Phillips, Jonathan
Phillips, Lynn
Phillips, Estate of John D.
Plum Partners L.P.
Prentice Revocable Trust,
  12/12/75
RCAY S.A.
Reichler, Richard
Reingold, Suzy
Roberts, H. Richard
Roche, Sara
Rolfe, Ronald
Rosenberg, Ilse
Rosenheim, Revocable
  Living Trust of Edna
Rosenzveig, Abraham
Rubashkin, Martin
Rubin, Murray M.
Sahid, Joseph
Saunders, Paul
Saul, Andrew
Schacht, Ronald
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz
Schwartz, Trust FBO
  Carolynn UWO Barbara
  Schwartz
Schwartz, Trust FBO
  Carolynn UWO
  Ellis Schwartz
Shapiro, Howard
Shapiro, Howard A.
Shapiro, Robert I.
Shasha, Alfred
Shasha, Alfred A. & Hanina
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94
Shasha, Robert Y.
Shasha-Kupchick, Leslie
Sheridan Family
  Partners, L.P.
Shine, William
Silberstein, John J.
Silbert, Harvey I.
Simons, Robert
Sims, David
Slaner, Estate of Alfred P.
Steiner, Phillip Harry
Steiner, Richard Harris
Tannenbaum, Bernard
Tannenbaum, Bernice
Tartikoff Living Trust
Winik, Trust U/W/O Carolyn
Watt, Emily
Wang, Kevin
Weissman, Sheila
Williams, John
                               ----------------------------------   ------------------------------  --------------------------------
     TOTAL                     3,500,000   $87,500,000    100.00%   549,336   $27,466,800  100.00%  4,998,000  $249,900,000  100.00%
                               ----------------------------------   ------------------------------  --------------------------------

                                              Class of Units
-----------------------------------------------------------------------
                                               Common Units
                                      ---------------------------------
                                       A           C           D
-----------------------------------------------------------------------

Oestreich, Sophy                                                  4,610
Oppenheimer, Martin J.                                              338
Oppenheimer, Suzanne                                                338
Oshatz, Michael P.                                                    0
Phillips, Family Trust UWO Edith                                      0
Phillips, Jonathan                                                3,364
Phillips, Lynn                                                    3,364
Phillips, Estate of John D.                                           0
Plum Partners L.P.                                                    0
Prentice Revocable Trust, 12/12/75                                2,601
RCAY S.A.
Reichler, Richard                                                 5,400
Reingold, Suzy                                                    4,888
Roberts, H. Richard                                              39,426
Roche, Sara                                                       3,364
Rolfe, Ronald                                                     1,844
Rosenberg, Ilse                                                     576
Rosenheim, Revocable Living
  Trust of Edna                                                   1,124
Rosenzveig, Abraham                                               3,744
Rubashkin, Martin                                                   460
Rubin, Murray M.                                                  3,364
Sahid, Joseph                                                     1,844
Saunders, Paul                                                    1,844
Saul, Andrew                                                     20,196
Schacht, Ronald                                                     988
Schwartz, Trust FBO Samuel
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Samuel
  UWO Ellis Schwartz                                                256
Schwartz, Trust FBO Carolynn
  UWO Barbara Schwartz                                            4,278
Schwartz, Trust FBO Carolynn
  UWO Ellis Schwartz                                                256
Shapiro, Howard                                                     932
Shapiro, Howard A.                                                  336
Shapiro, Robert I.                                                3,364
Shasha, Alfred                                                    5,770
Shasha, Alfred A. & Hanina                                        7,484
Shasha, Alfred & Hanina
  Trustees UTA 6/8/94                                            13,676
Shasha, Robert Y.                                                 1,710
Shasha-Kupchick, Leslie                                           3,418
Sheridan Family Partners, L.P.                                   15,944
Shine, William                                                    2,766
Silberstein, John J.                                  75,140
Silbert, Harvey I.                                               19,976
Simons, Robert                                                    3,364
Sims, David                                           52,938
Slaner, Estate of Alfred P.                                           0
Steiner, Phillip Harry                                            1,124
Steiner, Richard Harris                                           1,124
Tannenbaum, Bernard                                                 912
Tannenbaum, Bernice                                                  76
Tartikoff Living Trust                                            3,364
Winik, Trust U/W/O Carolyn                                        3,364
Watt, Emily                                                       1,332
Wang, Kevin                                           72,458
Weissman, Sheila                                                    664
Williams, John                                                    2,244
                                      ---------------------------------
     TOTAL                            88,588,247   3,529,098  1,267,458
                                      ---------------------------------

                                            Total          Value          Percentage
                                           Common         Common           Common           Total       Total        Percentage
                                    E       Units          Units            Units           Units       Value         Interest
--------------------------------------------------------------------------------------------------------------------------------
Oestreich, Sophy                             4,610         $160,198        0.0049%           4,610        $160,198     0.0039%
Oppenheimer, Martin J.                         338          $11,746        0.0004%             338         $11,746     0.0003%
Oppenheimer, Suzanne                           338          $11,746        0.0004%             338         $11,746     0.0003%
Oshatz, Michael P.                               0               $0        0.0000%               0              $0     0.0000%
Phillips, Family Trust UWO Edith                 0               $0        0.0000%               0              $0     0.0000%
Phillips, Jonathan                           3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Phillips, Lynn                               3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Phillips, Estate of John D.                      0               $0        0.0000%               0              $0     0.0000%
Plum Partners L.P.                               0               $0        0.0000%               0              $0     0.0000%
Prentice Revocable Trust, 12/12/75           2,601          $90,385        0.0028%           2,601         $90,385     0.0022%
RCAY S.A.                            0           0               $0        0.0000%               0              $0     0.0000%
Reichler, Richard                            5,400         $187,650        0.0058%           5,400        $187,650     0.0046%
Reingold, Suzy                               4,888         $169,858        0.0052%           4,888        $169,858     0.0041%
Roberts, H. Richard                         39,426       $1,370,054        0.0422%          39,426      $1,370,054     0.0335%
Roche, Sara                                  3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Rolfe, Ronald                                1,844          $64,079        0.0020%           1,844         $64,079     0.0016%
Rosenberg, Ilse                                576          $20,016        0.0006%             576         $20,016     0.0005%
Rosenheim, Revocable Living                      0               $0        0.0000%               0              $0     0.0000%
  Trust of Edna                              1,124          $39,059        0.0012%           1,124         $39,059     0.0010%
Rosenzveig, Abraham                          3,744         $130,104        0.0040%           3,744        $130,104     0.0032%
Rubashkin, Martin                              460          $15,985        0.0005%             460         $15,985     0.0004%
Rubin, Murray M.                             3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Sahid, Joseph                                1,844          $64,079        0.0020%           1,844         $64,079     0.0016%
Saunders, Paul                               1,844          $64,079        0.0020%           1,844         $64,079     0.0016%
Saul, Andrew                                20,196         $701,811        0.0216%          20,196        $701,811     0.0171%
Schacht, Ronald                                988          $34,333        0.0011%             988         $34,333     0.0008%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $148,661        0.0046%           4,278        $148,661     0.0036%
Schwartz, Trust FBO Samuel                       0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $8,896        0.0003%             256          $8,896     0.0002%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Barbara Schwartz                       4,278         $148,661        0.0046%           4,278        $148,661     0.0036%
Schwartz, Trust FBO Carolynn                     0               $0        0.0000%               0              $0     0.0000%
  UWO Ellis Schwartz                           256           $8,896        0.0003%             256          $8,896     0.0002%
Shapiro, Howard                                932          $32,387        0.0010%             932         $32,387     0.0008%
Shapiro, Howard A.                             336          $11,676        0.0004%             336         $11,676     0.0003%
Shapiro, Robert I.                           3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Shasha, Alfred                               5,770         $200,508        0.0062%           5,770        $200,508     0.0049%
Shasha, Alfred A. & Hanina                   7,484         $260,069        0.0080%           7,484        $260,069     0.0064%
Shasha, Alfred & Hanina                          0               $0        0.0000%               0              $0     0.0000%
  Trustees UTA 6/8/94                       13,676         $475,241        0.0146%          13,676        $475,241     0.0116%
Shasha, Robert Y.                            1,710          $59,423        0.0018%           1,710         $59,423     0.0015%
Shasha-Kupchick, Leslie                      3,418         $119,776        0.0037%           3,418        $118,776     0.0029%
Sheridan Family Partners, L.P.              15,944         $554,054        0.0171%          15,944        $554,054     0.0135%
Shine, William                               2,766          $96,119        0.0030%           2,766         $96,116     0.0023%
Silberstein, John J.                        75,140       $2,611,115        0.0805%          75,140      $2,611,115     0.0638%
Silbert, Harvey I.                          19,976         $694,166        0.0214%          19,976        $694,166     0.0170%
Simons, Robert                               3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Sims, David                                 52,938       $1,839,596        0.0567%          52,938      $1,839,596     0.0449%
Slaner, Estate of Alfred P.                      0               $0        0.0000%               0              $0     0.0000%
Steiner, Phillip Harry                       1,124          $39,059        0.0012%           1,124         $39,059     0.0010%
Steiner, Richard Harris                      1,124          $39,059        0.0012%           1,124         $39,059     0.0010%
Tannenbaum, Bernard                            912          $31,692        0.0010%             912         $31,692     0.0008%
Tannenbaum, Bernice                             76           $2,641        0.0001%              76          $2,641     0.0001%
Tartikoff Living Trust                       3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Winik, Trust U/W/O Carolyn                   3,364         $116,899        0.0036%           3,364        $116,899     0.0029%
Watt, Emily                                  1,332          $46,287        0.0014%           1,332         $46,287     0.0011%
Wang, Kevin                                 72,458       $2,517,916        0.0776%          72,458      $2,517,916     0.0615%
Weissman, Sheila                               664          $23,074        0.0007%             664         $23,074     0.0006%
Williams, John                               2,244          $77,979        0.0024%           2,244         $77,979     0.0019%
                                   ------------------------------------------------    -----------  --------------   ---------
     TOTAL                          0   93,384,803    3,243,076,151      100.0000%     118,318,639  $4,095,314,993   100.0000%
                                    -----------------------------------------------    -----------  --------------   ---------



(1) Directly and through the following subsidiaries: Vornado Finance Corp., Vornado Investments Corporation, 40 East 14 Realty Associates General Partnership, 825 Seventh Avenue Holding Corporation, Menands Holding Corporation, and Two Guys From Harrison, N.Y., Inc.

(2) Pledged. (See Section 11.3.F of the Operating Partnership Agreement.)


Common Units
------------
Vornado                       85,923,848
Original Mendik Partners       4,788,237
Newkirk Partners               1,422,425
Kennedy Partners                 419,915
Freezer Services Partners        144,620
Westport Partners                  8,319
770 Broadway Partner             458,964
20 Broad Partners                 16,064
High Point Partners              202,411
                              ----------
                              93,384,803
                              ==========

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
9th Floor Associates                               736
Aaron Albert A                                   4,413
ABC Carpet                                       3,310
ABC Carpet                                       2,132
Adams, Boyce                                       736
Adams, Denton L.                                 1,066
Adam, Mahmoud                                    1,324
Alexander, Clifford                              3,503
Allen Richard                                    1,104
Allen, Charlotte trust                           8,826
Allen, Michael                                   2,648
Allen, William A                                 1,104
Allison, John W.                                 1,066
Allison, Enide                                   2,207
Allsion, Donald                                  1,104
Amaradio Anthony J.                              8,826
Amato, Alfonso                                     990
Anastasio, Martin                                1,181
Andersen, Ronald D.                              1,066
Anderson-Dazey A Partnership                     2,795
Anderson, C                                        736
Anderson, Jack                                   1,752
Anderson, Kent                                   2,942
Anderson, Ronald R                               2,132
Angiuli, Michael                                 2,942
Ard, Marsha                                        442
Argyle Ltd.                                      4,413
Armbruster, Raytmond                             2,437
Arnold, John R.                                  4,413
Asher, George                                    7,462
Asher, George                                    1,030
Ashford, Will                                    2,361
Auray, Delbert L                                 2,437
Austin, Michael                                  1,104
Bailey, Carl                                       736
Bain, Robert                                     2,132
Balda, John                                        736
Ballard, Thurman                                 2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Bardaglio, George W.                               686
Barksdale, Larry                                 1,181
Barlett, Danny A                                   572
Barnard, Bob                                     2,942
Barnes, Dianne H.                                2,207
Barnes, Roy                                      1,104
Barnett, Kimbrew                                   662
Barnett, William                                   662
Barrett, Robert                                  1,729
Barwick, Edward                                    990
Beall, M. Scott                                  1,447
Bear Lake Partners                               4,413
Bear, Jack I.                                      610
Beckett, Carolyn                                13,238
Belk, Dewitte                                    2,437
Bellini, Carl                                    2,285
Belli, Elmer                                     3,808
Bell, Robert L                                   2,207
Belzer, Irvin S                                    552
Benkwith, Sanders                                  990
Bennett, Thomas                                  1,177
Benson, James                                    1,104
Berenson, Richard                                4,569
Berman, Stanley                                  3,678
Bernatchez, Ernest                                 662
Berolzheimer, Philip                             1,030
Berry, Rex                                         610
Bharathi, Aiyanadar                                762
Bhatia, Neera                                    2,132
Bice Jr, Robert                                  1,219
Bice, Robert                                     1,143
Bistline, F                                        552
Bjorkman, Lars                                   1,104
Black, Michael                                   2,970
Black, Roy G.                                    1,839
Blanke, Richard                                  1,066
Blass, Bill                                      1,545
Blessing, Norbert                                3,427

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Blincow, Donald                                  1,066
Block, Harlan & Sandra                             589
Bloomfield, Donald P.                              368
Blose, R. Dennis                                 2,437
Boas, Donald                                     2,207
Bolger, Margaret                                 1,219
Bonaventure, Robert                                305
Bonsanti, Robert L.                                572
Boorstein, William                                 724
Bourque, J                                         736
Bourque, J                                         762
Bower, Thomas                                    1,177
Bowman, Donald                                   1,104
Bradley, Arthur                                    589
Brady, Alfred B                                    762
Brady, Timothy                                     368
Brand, Michael                                   4,413
Bransford, Helen                                 1,219
Bransford, JMD                                   1,219
Bransford, John                                  1,219
Bressler, R.M.                                     736
Briant, Andy                                     1,066
Broidy, Steven D                                 2,207
Brown, Gordon R.                                 2,285
Bruch, Thomas                                    1,104
Brunson, Kenneth                                 1,143
Brylawski, E. Fulton                             7,615
Buchanan, Keith                                    572
Buch, Wally S.                                   1,599
Buck Trust                                       1,030
Buncher, James E                                   914
Burke, Joseph T.                                 1,104
Bussing, Constance                               1,752
Bustrum, Glenn                                     305
Busuttil, Ronald                                 2,207
Butterworth, Jr., Thomas                         1,324
Byers, J.S.                                      4,413
Byrnes, Don                                        610

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Byron, Mark & Barb                               1,143
Cameron, Harold B                                  762
Campanelli, Nicholas                             2,285
Cannon, Charles                                  4,569
Carpi, Leonard                                   1,066
Carroll, Druscilla                                 295
Carson, James                                      368
Cefalo, Robert                                     952
Cenci, Robert                                      295
Chaine Gerald H                                  3,960
Chestnut, William J.                             1,839
Choate, Guy                                        552
Choice Investment                                3,457
Chupp, Verlin R.                                 1,324
Chynoweth, Alan G.                               2,132
Clardy, Bertha                                   2,207
Clarkson, James                                  1,030
Clove, Leonard                                   1,066
Cogan, James                                       762
Cohen, Albert H                                  3,678
Cohen, Jerry                                       610
Colaco, Mary                                     2,132
Coleman, John                                      552
Cole, Gordon                                       305
Cole,E Herschel                                  1,177
Collins Oldsmobile                               1,030
Collins, David L                                 2,132
Collins, Fred                                    1,066
Conrad, Allan                                    2,574
Coulson, Jr., Frank                                552
Cowan, Gary                                        368
Cozine, William                                  1,676
Craig, William                                     515
Crosby, Robert                                   1,523
Crossland, Robert                                  533
Crout, J. Richard                                1,143
Crowe, Arthur                                      589
Cruz, Peter                                      1,324

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Cummings, Paul                                   1,030
Cunnington, Thomas                               1,030
Cutler, Verne                                      952
D & T Real Estate                                2,132
Dalgleish, J. Martin                             1,904
Dalton, John                                       762
Dalton, Wallace                                  2,207
Dalton, Wallace                                  1,471
D'Angelo, George J.                              2,942
Daniel, Barry                                      368
Davidson, Eugene                                 2,285
Davini, Dave                                       990
Davini, David                                      305
Decker, Gary                                       572
Deeney, Terrence                                   883
Derck, Anthony D.                                3,046
Derkson, DJ                                      3,457
Dever, Michael                                   1,030
Dhailiwal, Avtar                                 2,437
Dickerman, Sidney                                  610
Dixon, Richard Jobie                             1,714
Dofour, John                                       495
Dolgin, Lyla                                     1,030
Dominey, Sam                                     8,528
Donnelly, Vincent T                              1,104
Donnelson, Ken                                   2,207
Dosch, Darwin B.                                 1,104
Doss, David                                        762
Douglas & Canipe Ass.                            2,285
Draper, Jean L.                                    914
Drayer, Jan I.M.                                   305
Drewery, Ruth                                    2,742
Drotleff, James R.                               1,030
Drucker, Richard                                 1,104
Druker, Esmond                                     572
Dudzik, Thaddeus                                 1,676
Dugger, Ronald F.                                  305
DuPont, Frank                                    2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Earle, Harry                                       572
Eazell, Dale                                       295
Eddy, Donald L                                     305
Eisenberg, Ivan                                  2,574
Eisenberg, Ivan & Bernice Trust                  2,132
Ellis, Rodgers                                     762
Ellis, Rodgers                                   1,523
Ellis, Vernon                                      762
Elowitt, Steven                                  2,207
Elo, Denis                                         305
Elsen, Paul                                        736
Elson, William O                                   952
Engdahl, Gordon                                    736
Engelstein, Charles                              1,219
Engel, Lee                                       2,285
Englehorn, T.D.                                  1,980
Epprecht, Walter                                   736
Epprecht, Walter                                 4,264
Epstein, Harold                                    883
Epstein, Raymond                                 4,413
Epstein, Ted                                     1,030
Erdle, Jack                                      1,030
Erlicht, Lewis                                   1,066
Ettari, Frank                                    1,030
Eurdolian, John                                  2,285
Ewing, John                                      1,143
Fadal, Richard G.                                  762
Fairchild, Paul W.                               2,285
Farkas, Benjamin & Ellen                         2,207
Feinberg, Donald & Marilyn                       1,980
Feinberg, William                                  368
Feldman Trust                                    2,648
Fields, Nellie                                   3,046
Fierle, Robert                                   1,030
Fike, Lester L                                   4,569
Fike, Lester L., Jr.                             5,590
Fillhardt, Charles                               1,104
Finkel, Gary                                     2,285

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Fink, Donald                                     1,104
Fishman, Yoram                                     552
Flandry, Robert E., Sr.                          2,795
Fleischman, Charles                              1,030
Flekman, Manny                                   1,143
Fleming, Richard                                   773
Flood, James C.                                  4,569
Florian, U                                         736
Flynn, James                                       368
Fox, Steven Kirk                                 3,198
Frankel, Edward                                    736
Frankel, Nancy                                     952
Frawley, David A.                                1,030
Friedlaender, Trust                              1,104
Friou, Roger                                     1,104
Funderburk, Larry                                  762
GA & Orachien Partnership                        4,569
Galbraith, Robert                                1,030
Galler, Andrew                                   1,143
Gants, Robert                                      610
Gardner, John                                      572
Gardner, Ronald                                  1,324
Gatlin, Larry W                                  2,132
Gavranovic, William J                            1,471
Gay, Robert                                      1,104
Geesaman, Richard                                  305
George E. Esham,MD                               1,523
Gerstel, Bryan R                                 1,177
Gibbons, Gerald                                    610
Gibson, John                                     2,437
Gibson, William                                    762
Gish, James                                      1,523
Glass, Cecil                                     1,066
Glass, Jr. John                                  2,648
Glazer, Dennis                                   1,839
Godchaux Bros.                                   2,132
Goddard, John                                    1,143
Godwin, James                                      533

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Goldman, James                                   1,143
Golick Living Trust                              4,413
Goodman, Daniel E                                1,904
Gorenstein, Aryeh                                  589
Gradisar, Ivan A                                 1,143
Grant, Paul                                      1,828
Greenberg, Arnold                                1,324
Greene, Andrew                                     572
Green, Edward H                                    610
Gregorich, Norbert J                             3,808
Grodsky, Michael                                 1,904
Grodsky, Ronald                                  1,904
Grossman, Thomas G.                                762
Guthrie, Frank                                     572
Haas, Fox                                          990
Haas, John                                       8,826
Haas, John & Chara                               9,138
Hackett, Robert D                                  686
Hagan, John                                        762
Hales, Donald                                    1,030
Hall, Diane Holmes                               2,285
Hall, Lyle                                       1,030
Halpern, Andrew                                    762
Hames, Barbara R                                 4,874
Hamill, Joseph                                   2,207
Hamilton, Robert                                 1,398
Hamlin, Charles                                  1,030
Hampf, Frederick                                 1,471
Hancock, Rodney                                  1,143
Hanna Family Tr.                                   736
Hanna Trust                                      1,398
Hannah, Ray                                      1,986
Hargis, Donald                                   1,143
Harisis, TG                                      4,413
Harmon & Associates                             35,301
Harris, Arthur                                   1,219
Harris, Donald                                   2,132
Harris, Rosalyn                                  2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Hartley, Edith S.                                2,437
Harwood, James                                   1,324
Hawkins, Thad                                    4,569
Hedgecock, Jasper                                  762
Hendee, Roy                                      1,447
Hendricks, Larry                                 2,132
Her Invrestments                                 1,471
Herrera, Alfred J.                                 305
Hesser, William                                    572
Hess, Charles                                    2,285
Hess, Charles                                    1,523
Higgins, Charles                                   762
Hilb, Justin                                     2,285
Hildebrand, Boren                                1,471
Hinds, Don                                       1,523
Hoag, Elizabeth                                  1,471
Hochfelder, Gene                                 2,354
Hodes, Abram & Mildred                           1,219
Hodes, Abram & Mildred                           1,324
Hoffman, Herbert                                   368
Hoffman, Joseph                                    736
Holland Estate                                     368
Holly, James                                       762
Holly, James                                     3,731
Holwell, Robert                                  2,795
Hopkins, George                                  1,066
Hornstein, Eugene                                  952
Horton, Janie                                      762
Howie, Michael                                   1,219
HSB Equipment                                    3,046
Huckel, Hubert E.                                1,066
Hueser, James N                                  3,678
Hullverson, Thomas                               4,569
Hunt, Albert A                                     533
Hunt, Albert A.                                    533
Hunt, Tanner Trett                                 305
Hurtig, Barbara                                  1,104
Huse, Stephen                                    1,324

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Hutchinson, Charles P                            2,285
Hyde, Richard                                    2,942
Ingram, Edith C.                                   589
Interstate Heating                               3,655
Isenstadt, Fred                                  1,219
Iverson, Larry MD                                  736
Izbicki, Carl                                    1,030
Jabin, Norman E.                                 1,143
Jae Trust                                          368
Jae Trust                                        6,092
Jagoda-Pyle Partnership                          3,678
Jagoda, Jo Kurth                                 1,523
Jankiewicz, Stanley                              2,437
Jasper, Herbert                                    838
Joel J. West, MD                                 1,523
Johnson, Carl                                      736
Johnson, Roland                                    662
Johnson, Samuel                                    736
Johnson, Samuel                                  1,143
Johnson, Tom                                       952
Johnson, Tom                                     1,839
Johns, R                                           572
Johns,O                                            368
Jones, Charles H                                 5,516
Jones, Norman                                      920
Joshua, Baskaran                                   736
Kahn, P. Frederick                               2,207
Kalinowski, Ed                                     305
Kanner, Robert                                     662
Kates, Richard                                     589
Kates, Richard                                     990
Kearns, Lyles                                    3,972
Kenan, Thomas S. III                             4,569
Kendrick, Frank                                  2,132
Kilpatrick, William                                368
Kimball, David                                   2,207
Kimball, Richard R.                              2,207
Kimmel, Marvin                                   1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Kingmont Corporation                             4,569
King, Michael S.                                 1,066
King, Steven G                                   1,143
Kinsel, Joe                                      2,437
Kinsel, Joe Jr                                   2,437
Kirschner, Helen                                 2,132
Kiyasu, William                                  1,066
Klausner, Joel                                   3,503
Klein, Albert                                    1,219
Klugow, Allen                                    1,104
Klump, Rob                                         736
Kmeta, Walter                                    2,207
Koboli, Daryoush                                 1,839
Koch, Karl                                       1,219
Koch, Karl                                       1,030
Koplik, Michael                                  1,752
Kosta, Nicholas                                  4,413
Kostin, Ben                                        589
Krusemark, FD                                    1,324
Kurzweg, III, Victor                             1,904
Lahourcade, John                                   686
Laing, Gerald                                      442
Lamar Airways                                    2,285
Lampman, J                                         368
Landolfi, Anthony                                2,207
Lange, Norman M.                                   952
Lattimore, James                                   990
Lee, William                                     1,030
Lenfest, H.F.                                    2,285
Leonard, James                                   1,066
Lerman, Stephen                                    920
Leslie, Seymour                                  2,354
Levine, Harris B                                 1,143
Levine, Joseph                                   1,066
Levy, Irvin                                      3,808
Lewis, Robert                                    2,795
Lindsey, Mildred & John                          1,104
Lind, Dennis                                       662

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Linscomb & Williams                                838
Lipson, Eugene                                     533
Locke, Karl                                        762
Lodyga, Ervin                                      662
Loeb, Stanley                                    1,104
Lohavichan, Virat                                4,569
Lombardo, John                                   2,132
Lombardo, John                                   1,030
Long, M                                          2,437
Long, M Phillip                                 11,032
Lowenraub, Jerome                                1,676
Lowe, Jonathan/Bihary, Joyce                       610
Lowinger, Louis                                  2,132
Lowinger, Morris                                 2,354
Lowinger, Morris                                 2,132
Ludwig, Glen L                                   8,528
Lyman, C. Bradley                                1,980
Lynn, Emerson                                    2,285
L.S.B. Partners                                  2,285
MacIlwaine, John                                   305
Madden, Joan                                       762
Madera Corporation                                 920
Madsen,, H. Stephen                              1,839
Mahler, Glenn                                      244
Mallin & Swersky                                   914
Manasevit, Stanley                               1,980
Manders, Gus H                                     515
Manders, Gus H                                   1,104
Maney, Thomas                                    1,143
Maple City Ice Company                           4,569
Margolis, Barbara                                2,132
Marks, Sara Ann Gross                            6,092
Marshall, Chester                                  515
Maruyama, Herbert H.                               762
Mathur, Arun K                                   2,437
Mathur, Arun K.                                  2,132
Mativi, Rob                                      1,904
Matthews, Arthur J                                 368

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Mayo, Joseph                                     2,132
May, Robert S.                                   1,143
Mc Cleary, Dale L                                  762
McBain, Laurie                                   2,132
McBain, Laurie                                   2,207
McConnell, Robert G                                762
McCool, Michael F                                  305
McDowell, Larry                                  1,839
McElroy, Michael                                 1,980
McKay, Malcom A                                  2,795
McKee, Elsworth                                  4,569
McKee, Jack                                      4,569
McKenna, James                                   1,980
McNeill, Gilbert                                   993
McNeill, Jack G                                    762
McNeil, Steven                                   1,219
McSpadden, Floyd                                   610
McSpadden, Patti P                                 610
Meador, Moorman                                  1,471
Meck Company                                     4,413
Meicher, Gordon                                    589
Meil, Leslie A.                                  2,132
Merlos, J                                          920
Methvin, Gaynell                                   736
Metz, Lawrence N.                                1,471
Meyer, Gary                                        736
Micheli, Donald                                  1,177
Millenium (replace KT)                           2,207
Minkoff, Leon & Janet                            1,523
Misrach, Ivan                                    1,219
Mitchell, George                                 4,569
Mitchell, George                                 4,119
Mitchel, David                                   2,285
Mitchel, Stephen                                 2,285
Mitchel, Thomas                                  2,285
Montgomery, G                                      762
Morrison, Robert                                 1,104
Morris, David                                    1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Mortimer, Susan & Philip                           736
Morton, Richard                                  1,030
Murray, John                                     1,030
Murray, Jr., John                                2,648
Murray, Larry                                    2,648
Nassi, Albert                                    3,046
Nelson, A                                        2,207
Nelson, Donald                                     993
Nelson, Erven & Frankie                          1,287
Nelson, John                                     1,143
Neumann, Nicholas H.                             2,171
Newhouse, Jeff                                   1,104
Newlin, Michael                                    920
Noble, Marvin J.                                 1,523
Odom, Douglas                                    1,447
O'Hara, Pat                                      2,207
Olson, Edmund                                      589
Olson, Joyce                                       421
Omnibus Associates                               4,413
O'Neill, Hugh                                    1,030
Oppenheim, Joan                                    736
Ordway, John                                     4,569
Outten, Claude                                   1,104
Owen, Kenneth D                                    368
Owen, Pere A.                                      610
Owen, R                                            736
Panama                                           2,437
Panter, Gideon                                   1,471
Parker, Max                                        552
Parris, Daniel                                     736
Pasqualicchio, Gary                                952
Patel, Jagdish                                     952
Pearson, Lyle                                    1,523
Peavyhouse, Joel                                 1,219
Peraldo Trust                                    2,132
Peraldo, Ronald L.                               1,066
Perry, William                                     993
Peterson, Charles                                3,046

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Pettis, Charles                                  1,030
Petzall, Gerhard                                 2,285
Phan, Nguyen K                                   1,104
Picazio, Stephen J.                                495
Plitt, Eugene                                    2,437
Pociask, William H.                              4,413
Poisner, Werner                                    762
Poma, Gino S.                                    4,264
Pomeranz, Steven L                                 610
Porter, Randall                                  1,066
Powell, Willis M                                 1,904
Presser, Neil N                                  1,324
Prischak, Joseph                                 1,030
Procter, Doak                                    1,219
Procter, Doak C. Jr.                               610
Provenzano, Richard                              1,324
Pruett, James                                    1,828
Quaritius, Jack                                    572
Quaritus, Jack                                     773
Quinn, Robert                                    2,132
Rabinowitz, Ivy                                  3,655
Randall, Zane                                      883
Ranvir Ltd.                                        762
Ray, Subrata                                     1,839
Raznick, David                                   1,104
REB Investments                                    990
Redman, Larry                                    1,324
Reeves, T. Joseph                                2,132
Regan, Gerald P                                  1,177
Regan, Gerald P.                                 2,207
Riemenschneider, Herbert                         1,523
Ringler, Charles                                 2,207
Roberts, John                                      552
Robinson, Alden                                    368
Robinson, Paul                                     736
Roe, Maudi                                       1,066
Rogers, Gary                                     1,904
Rogers, I. David                                 2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Romano, Jule                                     3,046
Rome, Mike                                         552
Rosenberg, Elliott                               1,904
Rosen, Arlene                                    1,030
Ross, Charles Ronald                               990
Rothman, Robert & Donna                            610
Roth, Elliot                                        35
Roth, Elliot                                        30
Roth, Elliot                                        29
Roth, Elliot                                        12
Roth, Elliot                                        31
Roth, Elliot                                         7
Roth, Elliot                                        11
Roth, Elliot                                        22
Roth, Elliot                                        70
Rudar, Norman                                      610
Ruder, Norman                                    2,207
Rushton, Alvey                                   1,030
Russo, James                                     1,398
Rusthoven, Terry                                   876
Rust, Dale M                                       990
Rutledge, III, Guy                               2,361
Sadar, Edward                                    2,285
Sadovsky, Marvin                                 1,324
Sajan Financial                                  2,132
Sarrafian, Edgar                                   762
Satiani, Bhagwan                                   762
Satiani, Bhagwan                                 1,839
Sato, Sam I                                      2,132
Saunders Trust                                   1,066
Savidge, Samuel                                    572
Scandizzo, John                                  2,285
Schaeffer, Karl                                  1,676
Schatten, Joan                                     610
Schiebler, Audrey                                1,181
Schiebler, Audrey L                                305
Schmidt, Benno C.                                1,030
Schmidt, Jareen                                  1,030

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Schmidt, Terrence                                  876
Schneider, Sandra                                  589
Schneider, Sandra                                1,104
Scholz, Jack V.                                    368
Schuessler, Carl                                 1,030
Schwartz, Arnold                                   773
Schwartz, Harold                                 1,471
Scott, Arthur                                    1,324
Scott, Brian                                       662
Scott, Gary                                      2,942
Seed, John                                       1,447
Segale, Angelo                                   1,030
Selinger, Irwin                                    736
Sensenbrenner, John                              2,132
Shagin, Felix                                    1,066
Shalam, John                                     1,219
Shapiro, Michael                                   552
Sharpe, Lawrence                                   295
Sheets, Phillis J.                                 736
Sher, David                                        736
Shieldknight, Jimmy                              1,177
Shieldknight, Marcia                               589
Shink, Simon                                       610
Shneider, David                                  1,030
Shollenberger, Dorothy                           2,285
Sigmund, Charles A.                                572
Silverstein, Stephen                             1,471
Silverstein, Stephen                             1,030
Smith, Boyd                                      4,413
Smith, De Lancey A                                 589
Smith, George                                    2,207
Smith, John                                      1,030
Smith, Laurence R. Jr. Trust                     2,795
Smith, Leslie E                                  2,132
Smith, Nathan                                    1,066
Smith, Sherwood                                  1,904
Smith, Stanley R.                                2,132
Smith, Vernon                                    1,980

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Soderberg, Joe                                   1,030
Solitare, Samuel                                 4,264
Sommers, Steven                                  1,177
Sorenson, John                                   2,132
Sosebee, Lee Allen                               3,678
Soskin, William                                  2,207
Southwest Trust                                  2,132
Sparks, Sam                                      1,104
Sparveri, Joseph W                                 589
Spencer, Donn                                      920
Spillar, Max L                                   1,471
Splan, Craig                                       762
Stafford, Louis                                  1,030
Stagnari, Elliott                                1,828
Stagnari, Ronald E.                                610
Stallworth, William                                736
Starr, Irwin P.                                    305
Steinbrink, William                              1,471
Stein, Robert                                    1,219
Stellato, Robert                                 1,104
Stenger, Michael                                 1,523
Stephens, Charles                                1,030
Stern, Larry & Karen Lee                         2,207
Stevens, Kenneth                                 1,066
Stevens, Lester F.                               2,132
Stevens, Ralph                                   1,714
Stewart, Charles E.                              2,132
Stinghen, Donato                                   515
Stocknoff, Alan                                  4,264
Stoddard, Ed                                     2,132
Stone, Justin                                      572
Strepig, Charles                                   184
Stufflebam, Rob                                    662
Stufflebam, Robert                                 724
St. Clair, Jr., Wilbur                             952
Sullivan, Denis                                  1,143
Sullivan, James F.                               1,839
Summers, Carrol E.                               2,132

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Sundt, Estate of Thoralf                           572
Sussman, Bernard                                 2,207
Swann, E.F                                       1,104
Swann, Thomas                                    1,655
Swaykus, Bernard T.                                572
Sweet Family Ltd. Ptshp.                         1,523
Sweet, Ross                                      1,066
Swirsky, Myrna                                   1,980
S.P. Revocable Trust, Peck                       2,285
Tabbush, Jack                                    1,104
Taufield, Jeffrey Z.                               305
Taylor Trust                                       515
Taylor, William                                    368
Temkovits, Robert H.                               552
Thomas, M. Ross                                  2,285
Thompson, Kent                                   1,181
Thompson, Robert                                   184
Thyrre, Marilyn                                  2,207
Tisch Tenants                                    2,207
Toolan, John P.                                  4,569
Tramontozzi, Anthony                             4,721
Trautman, William E                                736
Tromp, Leonard S                                 2,132
Trudeau, Garretson                                 736
Trumble, Ed                                      2,132
Trumble, Edward                                  1,545
Trumble, Edward P                                1,030
Tucker, Richard                                  1,030
Tupler, Austin                                   2,207
Turman, David                                      952
Turner, Clyde T.                                 4,413
Twining, Paul                                      589
Uible, John                                      4,569
Uible, John                                      2,207
Underwood, Leonard                               3,678
Usgaonker, RS                                    2,942
Van Meter, Stephen & Sharon                      3,960
Van Wieren, Clare                                2,437

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Vanadurongvan, Kanya                               572
Vance, Robert                                      920
Varble, Daniel                                   2,207
Vaughn Petroleum                                 4,264
Vaughn Petroleum                                21,473
Vaughn, Thomas F.                                1,143
Vigil, Dr. Alfredo                                 610
Wakefield, William J                               368
Waldorf Associates                               2,285
Waldorf, Kenneth                                 3,731
Walker, Barret                                     876
Wallace, John                                    1,177
Walter Eprecht And                               1,398
Wander, John                                     1,066
Ware, Charles T.                                   736
Ware, Cornelius                                  2,942
Ware, Cornelius S.                               1,471
Ware, Lamar                                      1,143
Watson, Diane Berenson                           2,285
Weatherbee, Robert                                 762
Weavil, David                                      736
Webb, Philip                                       305
Webb, Rhonda                                       305
Weiner, Stanford                                 2,207
Weintraub, George                                  368
Weiss, Benjamin J                                1,219
Weiss, Stanley                                   2,132
Wenck, William A.                                  368
Wesson, Craig                                    1,143
West Elizabeth Lumber                            1,471
West, Gerald                                       368
West, Joel J                                       305
Wheaton, Richard                                 2,437
Whisler, Jon                                       552
White, Martin                                    1,219
Whitley, Gerald                                    876
Wiegand, Edwin                                   1,219
Williamson, Heidi                                2,285

                               VORNADO REALTY L.P.
                              ADDENDUM TO EXHIBIT A
                                NEWKIRK PARTNERS

                                               No. of
Investor                                       Units
-------------------------------------------------------
Williams, Charles                                1,143
Wilner trust                                     1,398
Wilson, Plato                                    4,413
Wilson, Plato                                    2,354
Wilson, Susan                                    2,132
Wilson, W                                          589
Windfeldt, Peter                                   610
Witten, M.D. Bruce                               2,795
Witt, W. Thurman                                 2,285
Wolf, Albert                                     3,046
Wolf, Ronald                                       305
Woodman, Stephen                                   876
Wood, Dennis                                     1,839
Wood, James                                      1,219
Wood, James                                      1,219
Wright, John                                       412
Wright, Kenneth                                  2,132
Wright, Kenneth                                  2,060
Wyler, David                                       153
Wyler, Katherine                                   153
Yassine, Zouhair                                 2,285
Youngblood, Alice                                1,030
Zack, Herbert                                    4,413
Zack, Ronald                                     4,569
Zisser, Barry                                    1,324
Zubowski, Gale                                   2,207
                                       ----------------
                                              1,353,204
                                       ================